Exhibit 10.4

China PINX International Investment Group Limited

及And

四川大陸集團有限公司商管相關業務

上市服務協議

Consulting Agreement of Listing

Financing 融資

The commercial operations and management business of Sichuan DALU Group Co., Ltd. (“the Company”) intends to complete an initial public offerings on NASDAQ through filing the SEC initial public offering document (“IPO”) in order to obtain capital. For purposes of this Agreement, unless the context specifically requires otherwise, the term “Company” shall meant the pre-IPO company.

四川大陸集團有限公司擬將旗下商業運營管理板塊業務（以下简称“公司”)通过向美国证券交易委员会递交上市文件，申请以首次公开发行 (“IPO”) 的方式在纳斯达克挂牌。在本协议中，协议条款中所称“公司”除特别定义外，皆指該拟上市單位。

IPO Financing IPO融資

China PINX International Investment Group Limited (“PINX Group”), who is registered in BVI, shall be the exclusive adviser to assist the Company with the IPO financing through a registration statement. The amount of the IPO financing will be based upon the recommendation of the underwriter.

註冊在英屬維京群島的公司 China PINX International Investment Group Limited (“PINX Group”)將作為獨家代理協助公司上報檔，IPO的融資規模將遵循券商在上市之前的建議。

IPO Valuation IPO估價	The Company will accept the valuation as recommended by the underwriter in order to complete the IPO financing. 為了此次IPO的目的，公司將遵循券商根據公司情況做出的市值評估。
Registration 註冊登記	The Company shall file a Registration Statement registering the total number of shares of Common Stock sold in the IPO financing. 公司應提交一份註冊上市申請書,登記所有將要公開發行的普通股。

NASDAQ Listing 納斯達克上市

Prior to the closing of the IPO financing, the Company agrees to file an application for listing of its common stock on the NASDAQ exchange and to take all actions necessary to have its common stock so listed including delivering the necessary listing agreement(s) and certifications.

在IPO融資交割前，公司同意向納斯達克提交上市掛牌交易的申請,並採取所有必須的步驟，包括提供上市所需的有關檔資料和證明檔。

The Company agrees to meet the initial listing requirements of NASDAQ including (i) a majority of its Board of Directors must be independent, (ii) an audit committee comprised solely of independent directors, and (iii) all other Board committees required by NASDAQ.

公司同意滿足納斯達克對首次掛牌上市公司的要求，其中包括：(1)董事會的多數成員由獨立董事擔任；(2)全部由獨立董事組成的審計委員會；和(3)納斯達克有關董事委員會的其他規定。

Advisor 諮詢顧問

PINX Group is not licensed as a securities dealer in the United States or elsewhere and PINX Group will in no instance be involved in the buying, selling or trading securities other than for its own account. PINX Group is will provide services outside of People’s Republic of China.

PINX Group不是一家在美國或其他任何地方註冊的證券交易商。PINX Group在任何情況下，不會通過其帳戶參於買賣或者交易其他公司的股票。PINX Group會在中國境外為本上市專案提供服務。

IPO Expenses 費用

The estimated services fee for this IPO is USD2,000,000, which includes:

1> Professional services fees paid to PRC legal counsel and U.S. attorney;

2> Registration fees of the companies oversea;

3> Registration fees and related expenses of new entities oversea for the IPO purpose (including the registration fees of “SAFE Circular 37” for individuals);

4> Professional services fees paid to the auditor for a period of two years and two quarters;

5> Professional services fees paid to the financial consultant of the Company for IPO audit purpose;

6> The down payment to the underwriter.

Any exceeding fees shall be discussed by both parties. This fee, however, does not include the fee to be charged by underwriters, and reimbursement of its professional services fees. All other expense, such as traveling, Nasdaq listing fees, and WFOE registration fee shall be paid by the Company.

上市服務費為200萬美元，包括以下費用:

● 美國律師費用、中國律師費用，

● 上市公司海外公司的註冊，

● 海外架構搭建費用含37號文登記費用，

● 美國兩年二期審計費，

● 境內公司美國審計前理賬費用，報表轉換及審計準備費用等第三方服務機構的費用，

● 券商第一筆定金；

其他實際超過部分由雙方另行協商解決。上述費用不包含付給承銷商及承銷商聘用的專業機構費用, 專業機構的差旅費，SEC，NASDAQ申請費，轉股機構開戶及和WFOE註冊資本金。

The Company agrees to make payment to PINX Group or any account as designated by PINX Group in the following payment schedule:

關於前款所指上市總費用的支付，將費用付到PINX Group或PINX Group指定的帳號。付款進程如下：

1.     Within 5 days of signing of this Agreement, wire USD500,000 in two installments. The downpayment should be paid to initial the work provided by the financial consultant. Upon the completion of their work, the remaining amount in RMB should be paid, which is calculated at the current exchange rate (thus, the remaining RMB should be: $500,000* current exchange rate- 500,000). (If based on the work of the financial consultant, the Company is not qualified to meet the IPO standards, this payment shall be returned to the Company, after deducting the fees payable to the financial consultant.)

2.       Within five working days since the first delivery of the prospectus to SEC, wire USD500,000;

3.       Within 24 hours upon the closing of the IPO, wire USD1,000,000.

4.       The financial consultant shall issue a notification to inform the Company whether it meets the IPO standards upon the completion of their work. If the IPO is not successful due to any reasons other than the Company, the paid amount shall be returned (except the services fees payable to the financial consultant). If it is unable to be listed due to any reasons from the Company, the paid amount shall not be returned.

1.此合同簽署後5個工作日内，分两次付款50萬美元，啟動理賬时支付第一笔款人民幣50萬元；理賬完成後，付第二筆剩餘費用，剩餘費用按當日的匯率計算（即：50萬美元×當日匯率-50萬元人民幣=剩餘應支付費用）。【如果理賬後無法滿足上市條件，則扣除實際發生的理賬費用後餘額退還給公司】

2.在招股說明書首次遞交給美國證監會5個工作日內，付款50萬美元。

3.IPO成功掛牌後24小時內，付尾款100萬美元。

4.理账后出具告知函通知公司是否符合上市条件，在符合条件的情况下上市不成功，已支付合同款项予以返还（理账费除外），若因公司原因造成无法上市，已支付合同款项不予以退还。

Stock incentive 股份獎勵	After the completion of IPO, the Company agrees to pay 2% shares of its listed company as the service reward to PINX Group. Within 30 calendar days after the completion of IPO, the Company shall unconditionally cooperate if individuals designated by PINX group send a written notice to the Company for reward redemption. The Company is entitled to choose either of the following two ways to pay the reward:

(1) register or transfer 2% of the total shares of the listed company under the name of the individuals designated by PINX Group (the arrangement shall be completed at the earliest time allowed by regulatory authority);

(2) pay $500,000 to the inviduals designated by PINX Group.

If the individual designated by PINX group do not make such a request within 30 calendar days after the completion of the IPO, such rights shall be deemed to be waived.

成功掛牌後，本公司同意以其上市公司2% 或50萬美金作為服務獎勵支付給PINX 集團。 掛牌成功後三十個自然日內， PINX Group指定的個人書面提出獎勵兌現申請時， 公司應無條件予以配合， 並在收到上述指定個人書面獎勵兌現申請的15個自然日內選擇以下兩種方式任一種方式兌現：

（1） 將上市公司2%股份註冊或轉讓之PINX Group指定的個人名下（該項安排應在監管機構允許的最早時間完成）；

（2） 一次支付50萬美元給PIXNX 集團指定的個人。

若超過30個自然日，PINX 集團指定的個人未提出此要求，則視為放棄該等權利。

Underwriter 證券承銷商

The Company shall retain one or more Underwriters for the IPO Financing.

公司應根據實際需要聘請一個或多個IPO融資證券承銷商。

If requested, the Underwriter(s) shall have the right to appoint one member of the Board of Directors, provided such appointee is reasonably acceptable to the Company.

如果證券承銷商提出要求，其應有權指定一位能夠被公司合理接受的董事會成員。

Exclusivity 排他性

PINX Group shall be the exclusive consultant for the transaction contemplated under this Agreement. If the Company seeks another party to complete the transaction without priorly terminating this contract, PINX Group shall be entitled to be compensated with the same amount of the total services fee.

PINX Group在整個上市過程中應作為獨家諮詢機構，如果公司在中途尋找其他服務商，並在沒有和PINX Group提前終止合同的情況下，PINX Group也有權獲得合同中所列明的補償。

Miscellaneous 其他

The parties to this Agreement shall, upon request, take any and all actions and execute any and all documents reasonably necessary to effectuate the terms and intent of this Agreement.

本協議所有簽約者應根據要求採取或執行任何或所有行動，準備所有合理必要的檔以有效履行本協議的條款和意圖。

This Agreement may be executed in two or more counterparts, all of which, when taken together, shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

本協議可能會有二份或以上的正副本，所有正副本都應具有同樣的法律效力。此協議在所有正副本被雙方簽署並送達至對方時生效，對簽約各方產生同等的權利和義務關係。本協議的中文與英文的表述、理解不一致的，應以中文表述的意義為准。如因協議條款的理解等發生異議，雙方應友好協商並擬定補充條款；多個版本或檔就同一事項的約定或表述存在衝突的，以雙方共同簽署的最終版本為准。

No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

除了經過簽約各方以書面形式同意外，本協議中任何條款皆不得被免除，即使本協議中任何一項條款被免除都不應被視為是對其他任何其他條款的免除。本協議只有在各簽約方以書面形式同意的情況下，才予以修改。

This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

本協議包括所有簽約者之間部分及全部的對於和本項目有關的事項達成的協議，全部先前的討論、協商、承諾以及理解不論是以口頭的或其他 形式的有關本協議的所有事項都全部合併於此協議。

This Agreement has been signed in Chengdu of Sichuan province in China. For any dispute shall be held in arbitration in Hong Kong.

此協議簽訂於中國成都市，本協議適用中國法律，如因履行本協議導致爭議，雙方應友好協商解決，協商不成的，提交香港國際仲裁中心仲裁解決。

All Parties shall keep confidence of content of this agreement.雙方不得把本協議的內容披露給任何其他第三方。

以下無正文。

本頁為簽約頁：

四川大陸集團有限公司 By (負責人):/s/ Dalu Yang Date (簽約日期):2021. 12.03	China PINX International Investment Group Limited By (負責人):Seal For and on behalf of China PINX International Investment Group Limited Authorized Signature(s) Date (簽約日期):2021.12.01